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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 6, 2006


                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)



             0-18415                                       38-2830092
      (Commission File Number)                 (IRS Employer Identification No.)



200 East Broadway, Mt. Pleasant, Michigan                    48858
 (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 entry into a material definitive agreement.

IBT Bancorp, Inc. and Related Companies Deferred Compensation Plan for Directors. On March 6, 2006, IBT Bancorp, Inc. ratified an amendment to the IBT Bancorp, Inc. and Related Companies Deferred Compensation Plan for Directors (the "Plan"), effective for distributions on or after December 31, 2005 that provides that distributions from the Plan shall be made only in common stock of IBT Bancorp, Inc.

The foregoing summary of the amendment is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following exhibits are included with this Report:

         10.1 Amendment to the IBT Bancorp, Inc. and Related Companies Deferred Compensation Plan for Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2006             IBT BANCORP, INC.


                                       By: /s/ Dennis P. Angner
                                           --------------------------
                                           Dennis P. Angner, President and Chief
                                           Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

Exhibit 10.1 Amendment to the IBT Bancorp, Inc. and Related Companies Deferred Compensation Plan for Non-Directors.